EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet


                                                      CWALT 2005-02 -- 1A1

UBS WHOLE LOAN ARM TRADING      Brian Bowes, Adam Yarnold, Margarita Genis   212-713-2860

Balance        $62,497,000.00        Delay           24             WAC(1)       5.437         WAM(1)      360
Coupon         5.173                 Dated           01/01/2005     NET(1)       5.17271       WALA(1)       0
Settle         01/31/2005            First Payment   02/25/2005



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      Price                      1                 2                3                4                 5                6
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                                   Yield             Yield            Yield            Yield             Yield            Yield
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                 101-27            4.286             4.204            4.112            4.010             3.894            3.766
                101-27+            4.280             4.197            4.104            4.001             3.885            3.755
                 101-28            4.273             4.190            4.096            3.993             3.876            3.745
                101-28+            4.267             4.183            4.088            3.984             3.866            3.735
                 101-29            4.260             4.176            4.080            3.976             3.857            3.725
                101-29+            4.253             4.168            4.073            3.967             3.848            3.715
                 101-30            4.247             4.161            4.065            3.959             3.839            3.705
                101-30+            4.240             4.154            4.057            3.950             3.829            3.694
                 101-31            4.234             4.147            4.049            3.942             3.820            3.684
                101-31+            4.227             4.140            4.041            3.933             3.811            3.674
                 102-00            4.221             4.133            4.034            3.925             3.802            3.664
                102-00+            4.214             4.126            4.026            3.916             3.792            3.654
                 102-01            4.207             4.118            4.018            3.908             3.783            3.644
                102-01+            4.201             4.111            4.010            3.899             3.774            3.633
                 102-02            4.194             4.104            4.003            3.891             3.764            3.623
                102-02+            4.188             4.097            3.995            3.882             3.755            3.613
                 102-03            4.181             4.090            3.987            3.874             3.746            3.603

  Spread @ Center Price               54                50               45               39                33               25
                    WAL             2.53              2.32             2.12             1.94              1.76             1.60
               Mod Durn            2.319             2.136            1.961            1.799             1.645            1.502
       Principal Window    Feb05 - Feb08     Feb05 - Feb08    Feb05 - Feb08    Feb05 - Feb08     Feb05 - Feb08    Feb05 - Feb08

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              LIBOR_1YR            3.216             3.216            3.216            3.216             3.216            3.216
                CMT_1YR             2.86              2.86             2.86             2.86              2.86             2.86
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                 Prepay           10 CPB            15 CPB           20 CPB           25 CPB            30 CPB           35 CPB
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    Optional Redemption         Call (N)          Call (N)         Call (N)         Call (N)          Call (N)         Call (N)
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-----------------------------------------------------------
      Price                      7                 8
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                                   Yield              Yield
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                 101-27            3.620              3.272
                101-27+            3.609              3.258
                 101-28            3.598              3.245
                101-28+            3.587              3.231
                 101-29            3.576              3.218
                101-29+            3.564              3.204
                 101-30            3.553              3.190
                101-30+            3.542              3.177
                 101-31            3.531              3.163
                101-31+            3.520              3.150
                 102-00            3.509              3.136
                102-00+            3.498              3.123
                 102-01            3.486              3.109
                102-01+            3.475              3.096
                 102-02            3.464              3.082
                102-02+            3.453              3.069
                 102-03            3.442              3.055

  Spread @ Center Price               15                -12
                    WAL             1.45               1.18
               Mod Durn            1.368              1.127
       Principal Window    Feb05 - Feb08      Feb05 - Jan08

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              LIBOR_1YR            3.216              3.216
                CMT_1YR             2.86               2.86
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                 Prepay           40 CPB             50 CPB
-----------------------------------------------------------
    Optional Redemption         Call (N)           Call (N)
-----------------------------------------------------------

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